UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016 (September 15, 2016)

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14989 (Commission File Number)	25-1723342 (IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania (Address of principal executive offices)		15219 (Zip Code)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On September 15, 2016, the Board of Directors of WESCO International, Inc. (the “Company”) elected Mr. Matthew J. Espe as a Director effective November 1, 2016. He is also expected to be appointed as a member of the Audit Committee. Mr. Espe’s compensation for service as a non-employee Director will be consistent with that of the Company’s other non-employee Directors, which is described under the heading "Director Compensation" in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2016. Additional information concerning Mr. Espe and his election is included in the press release attached as Exhibit 99.1 and incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibit

Exhibit 99.1    Press Release, dated September 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

September 19, 2016	By:	/s/ Timothy A. Hibbard
(Date)		Timothy A. Hibbard
Vice President, Corporate Controller and Interim Chief Financial Officer